                        AMENDMENT NUMBER ONE AND WAIVER
                        -------------------------------
                      AND CONSENT TO FINANCING AGREEMENT
                      ----------------------------------

          THIS AMENDMENT NUMBER ONE AND WAIVER AND CONSENT TO FINANCING AGREEMENT (this "Amendment") dated as of December 29, 1999, is entered into by and among Gulf States Steel, Inc. of Alabama, an Alabama corporation ("Borrower"), each of the lenders that are signatories to that certain Financing Agreement, dated as of July 1, 1999 (as amended, restated, supplemented, or otherwise modified from time to time, the "Financing Agreement"), together with their successors and permitted assigns (hereinafter, individually, "Lender" and, collectively, "Lenders" or "Lender Group"), and Ableco Finance LLC, a Delaware limited liability company, as agent for the Lenders (in such capacity, together with its successors, if any, "Agent") in light of the following:

                                    RECITALS
                                    --------

          A. The Borrower has requested that Lenders amend the Financing Agreement and grant certain waivers and consents thereunder, all in accordance with Section 11.02 of the Financing Agreement, all as set forth in this Amendment.

          B. Lenders are willing to amend the Financing Agreement and grant such waivers and consents under the terms and conditions set forth in this Amendment.

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1.   Definitions. Capitalized terms not otherwise defined herein shall have
          ------------
the meaning ascribed thereto in the Financing Agreement.

     2.   Amendments To The Financing Agreement. Upon the effectiveness of this
          --------------------------------------
Amendment, the parties agree to amend the Financing Agreement as follows:

      (a)  The definition of "Consolidated EBITDA" in Section 1.01 of the
                                                      ------------
Financing Agreement hereby is amended and restated in its entirety as follows:

          "Consolidated EBITDA" means, for any period, the sum of the
           -------------------
consolidated Net Income of the Borrower for such period determined in accordance with GAAP plus (a) the sum of the following amounts for such period determined on a consolidated basis in conformity with GAAP to the extent included in the determination of consolidated Net Income and without duplication: (i) depreciation expense, (ii) amortization expense, (iii) interest expense, (iv) income tax expense, (v) losses on the sale of fixed assets outside the ordinary course of business, (vi) losses arising from extraordinary items, as determined in accordance with GAAP, (vii) any reserves, in an amount not to exceed $15,000,000 in the aggregate, for settlement of environmental claims asserted by any Governmental Authority except to the extent payments are to be made on such settlements before confirmation of a chapter 11 plan of the Borrower, (viii) non-cash write-downs of fixed assets, and less the sum of the following amounts for such period determined on a consolidated basis in conformity with GAAP to the extent included in the determination of Net Income without duplication: (b)
(i) gains from extraordinary items (ii) gains on the sale of fixed assets outside of the ordinary course of business, and (iii) non-cash write-ups of fixed assets to the extent included in the determination of such consolidated Net Income.


          (b)    Section 6.01(p) of the Financing Agreement hereby is amended
                 ---------------
and restated in its entirety as follows:

            (p)  Oxygen Generation Contract. On or before March 31, 2000,
                 --------------------------
provide Lenders with an assignment of Borrower's rights under any and all contracts relating to the generation of oxygen for use at Borrower's Facility, in form and content satisfactory to Agent, together with such waivers, estoppel certificates and agreements regarding the ability of Lenders to cure any defaults in such contract and to cause such contract to be assigned to a third party purchaser of the Facility as Agent may request.

          (c)    Section 6.03(a) of the Financing Agreement hereby is amended
                 ---------------
and restated in its entirety as follows:

                 (a) Net Revenues.  Permit Net Revenues from operations to fall
                     ------------
below the amount shown below for the period corresponding thereto:


-----------------------------------------------------------------------------
      For the following period                      Minimum Net Revenues
-----------------------------------------------------------------------------
November 1, 1999 to December 31, 1999                    $49,865,000
-----------------------------------------------------------------------------
December 1, 1999 to January 31, 2000                     $51,380,000
-----------------------------------------------------------------------------
January 1, 2000 to February 29, 2000                     $50,485,000
-----------------------------------------------------------------------------
February 1, 2000 to March 31, 2000                       $52,895,000
-----------------------------------------------------------------------------
March 1, 2000 to April 30, 2000                          $56,965,000
-----------------------------------------------------------------------------
April 1, 2000 to May 31, 2000                            $58,080,000
-----------------------------------------------------------------------------
May 1, 2000 to June 30, 2000                             $58,670,000
-----------------------------------------------------------------------------

          (d)    Section 6.03(b) of the Financing Agreement hereby is amended
                 ---------------
and restated in its entirety as follows:

                 (b) Minimum Consolidated EBITDA. Permit Consolidated EBITDA to
                     ---------------------------
be less than the amount shown below for the each period corresponding thereto:

-----------------------------------------------------------------------------
      For the period of                 Minimum Consolidated EBITDA
-----------------------------------------------------------------------------
January 1, 1999 to December 31, 1999            -$25,150,000

-----------------------------------------------------------------------------
      For the period of                 Minimum Consolidated EBITDA
-----------------------------------------------------------------------------
February 1, 1999 to January 31, 2000            -$28,075,000
-----------------------------------------------------------------------------
March 1, 1999 to February 29, 2000              -$23,725,000
-----------------------------------------------------------------------------
April 1, 1999 to March 31, 2000                 -$20,135,000
-----------------------------------------------------------------------------
May 1, 1999 to April 30, 2000                   -$16,375,000
-----------------------------------------------------------------------------
June 1, 1999 to May 31, 2000                    -$14,800,000
-----------------------------------------------------------------------------
July 1, 1999 to June 30, 2000                   -$12,725,000
-----------------------------------------------------------------------------

          (e)  Section 6.03(d) of the Financing Agreement hereby is amended and
               ---------------
restated in its entirety as follows:

               (d) Minimum Liquidity. Permit the sum of unrestricted Cash plus
                   -----------------
Cash Equivalents plus availability under the Fleet Loan Facility for Borrower to request and to actually receive revolving advances, at any time to be less than the amounts Borrower has paid in the aggregate on pre-petition claims to trade creditors, not including, however, any amounts paid on account of pre-petition claims to any utility pursuant to an order of the Bankruptcy Court, any amounts Borrower has paid to its secured creditors as adequate protection payments, and any amounts Borrower has paid to Kavaerner Metals.

     3.  Waivers Of Existing Events Of Default.  Upon the effectiveness of this
         -------------------------------------
Amendment, the Required Lenders hereby waive any Event of Default existing solely as a result of (i) the Borrower's failure to comply with the financial covenants set forth in Section 6.03(a) of the Loan Agreement for any period
                       ---------------
ending prior to December 1, 1999; (ii) the Borrower's failure to comply with the financial covenants set forth in Section 6.03(b) of the Loan Agreement for any
                                 ---------------
period ending prior to December 1, 1999; (iii) the Borrower's failure to comply with Section 6.03(d) at any time prior to the date hereof; and (iv) the
     ---------------
Borrower's failure to comply with Section 6.01(p) at any time prior to the date
                                  ---------------
hereof (collectively, the "Specified Events of Default"). Upon the effectiveness of a written waiver (delivered to Agent) by Fleet Financial of Events of Default under the Fleet Loan Facility, the Required Lenders waive any Events of Default occurring under Section 8.01(e) with respect to those same Events of Default
                ---------------
under the Fleet Loan Facility. Such waivers are specific in time and in intent and do not constitute, nor should they be construed as constituting, except to the extent expressly set forth herein, a waiver or modification of any term of, or right, power, or privilege under, the Loan Agreement, the other Loan Documents, or any agreement, contract, indenture, document, or instrument mentioned therein. Such waivers do not preclude any exercise of any right, power, or privilege under any Loan Document, based upon any Events of Default other than the Specified Events of Default.

     4.  Conditions Precedent to Amendment.  The satisfaction of each of the
         ---------------------------------
following, unless waived or deferred by the Required Lenders, in their sole discretion, shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

          (a) The representations and warranties in this Amendment and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date or have been suspended in connection with this Amendment);

          (b) No Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein, unless any such Event of Default is waived hereunder or has previously been waived in accordance with Section 11.02 of the Financing Agreement; and

          (c) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against the Borrower or any of the Lenders.

     5.  Conditions Subsequent to the Amendment. As a condition subsequent to
         --------------------------------------
the continuing effectiveness of this Amendment, the following condition shall be satisfied to the satisfaction of the Agent (the failure to fulfill the following condition constituting an Event of Default under the Financing Agreement), unless waived by the Required Lenders in their sole discretion in writing:

              (a) On or before January 31, 2000, Borrower shall obtain an order from the Bankruptcy Court approving all of the terms and conditions in this Amendment and Borrower shall provide Agent with a certified copy of that order; and

              (b) Agent shall have received a fee, for the ratable benefit of the Lenders, of $75,000 within two business days of the entry of the above order of the Bankruptcy Court.

     6.  Consent. Section 6.02(o) of the Financing Agreement provides as
         -------
follows:

         (o)  Restrictions on Expenditures on Hot End of Borrower's Mill.
              ----------------------------------------------------------
     Without the prior written consent of the Lender Group, reline the blast furnace or make any expenditures other than routine maintenance expenditures on the hot end of the Facility, including without limitation the blast furnace, continuous caster and the coke ovens.

         Pursuant to this provision and without modifying section 6.03(c) of the Financing Agreement in any manner, Lenders hereby consent to the Borrower incurring a capital expenditure, not to exceed $600,000, on the hot end of the Facility for the installation of a Quick Change Submerged Entry Nozzle.

     7.  Representations and Warranties.  Borrower hereby represents and
         ------------------------------
warrants to the Lenders that (a) the execution, delivery, and performance of this Amendment are within such Borrower's corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) this Amendment and the Financing Agreement constitute such Borrower's legal, valid, and binding obligation, enforceable against such Borrower in accordance with its terms, (c) this Amendment has been duly executed and delivered by such Borrower.

     8.  Choice of Law.  The validity of this Amendment, its construction,
         -------------
interpretation and enforcement, and the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of New York.

     9.  Counterparts; Telefacsimile Execution.  This Amendment may be executed
         -------------------------------------
in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

     10. Effect on Financing Agreement.  The Financing Agreement, as amended
         -----------------------------
hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment of, any right, power, or remedy of Agent or any Lender under the Financing Agreement, as in effect prior to the date hereof.

     11. Further Assurances.  The Borrower shall execute and deliver all
         ------------------
agreements, documents, and instruments, in form and substance satisfactory to Agent, and take all actions as Agent may reasonably request from time to time, to fully consummate the transactions contemplated under this Amendment and the other Loan Documents.

     12. Miscellaneous.
         --------------

        (a) Upon and after the effectiveness of this Amendment, each reference in the Financing Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Financing Agreement, and each reference in the other Loan Documents to "the Financing Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Financing Agreement, shall mean and be a reference to the Financing Agreement as modified and amended hereby.

        (b) The Financing Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of the Borrower to Agent and Lenders.

               [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.


                                   BORROWER:
                                   --------

                                   GULF STATES STEEL, INC. OF ALABAMA


                                   By: /s/ Larry W. Singleton
                                       ---------------------------------
                                           Name: Larry W. Singleton
                                           Title: Executive Vice President

                                   AGENT:
                                   -----

                                   ABLECO FINANCE LLC, as Agent


                                   By: /s/ Kevin Genda
                                       ---------------------------------
                                   Name: Kevin Genda
                                   Title: Senior Vice President


                                   LENDERS:
                                   -------

                                   ABLECO FINANCE LLC


                                   By: /s/ Kevin Genda
                                      ---------------------------------
                                   Name: Kevin Genda
                                   Title: Senior Vice President

                                   A2 FUNDING LP


                                   By: /s/ Mark Neporent
                                       ---------------------------------
                                   Name: Mark Neporent
                                   Title:

                                      S-1
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                                 Schedule 5.8